EXHIBIT 32.1

CERTIFICATION OF
 CHIEF EXECUTIVE OFFICER
 UNDER SECTION 906 OF THE
 SARBANES OXLEY ACT OF 2002, 18 U.S.C. § 1350

In connection with the Annual Report on Form 10-K of Vanguard Natural Resources, LLC (the “Company”), as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Scott W. Smith, Chief Executive Officer of the Company certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Scott W. Smith
Scott W. Smith

President and Chief Executive Officer
(Principal Executive Officer)

March 11, 2009